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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12 (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                              Newtek Capital, Inc.
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             (Exact name of registrant as specified in its charter)

                 New York                                      11-3504638
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(State of incorporation or organization)                   (I.R.S. employer
                                                           identification no.)


845 Third Avenue, 8th Floor, New York, NY                        10022
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(Address of principal executive offices)                       (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instructions A.(c), please check the following Box. |X|

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. |_|

Securities Act registration number to which this form relates: 333-43550
                                                               ----------
                                                               (If applicable)


       Securities to be registered pursuant to Section 12(b) of the Act:

                                            Name of Each Exchange on
Title of Each Class to be so Registered     Which Each Class is to be Registered
---------------------------------------     ------------------------------------

Common Stock, par value $.02 per share      The American Stock Exchange

        Securities to be registered pursuant to Section 12(g) of the Act:

                                      NONE
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Item 1.  Description of Registrant's Securities to be Registered.

                  The description of the common stock, par value $.02 per share, of the Registrant contained under the caption "Description of Newtek Capital Stock" in the form of prospectus that constitutes part of Registrant's Registration Statement on Form S-4 (File No. 333-43550), as filed by the Registrant on August 18, 2000 pursuant to Rule 424(b) under the Securities Act of 1933, as amended, is incorporated herein by reference.

Item 2. Exhibits.

                  The following documents are either filed or incorporated by reference as exhibits to this registration statement as indicated:

                                      NONE
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                                    SIGNATURE

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                  Newtek Capital, Inc.
                                                  --------------------
                                                  (Registrant)


Date:  September 18, 2000                         By:  /s/ Barry Sloan
                                                       -------------------------
                                                       Barry Sloane
                                                       Chairman, Chief Executive
                                                       Officer and Secretary





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